SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): November 15, 1996
                        Commission File Number: 0-14096


                      FORELAND CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


              NEVADA                      87-0422812
     (State or other jurisdiction of     (IRS Employer
     incorporation or organization)   Identification No.)


      12596 W. BAYAUD AVENUE
     SUITE 300, LAKEWOOD, COLORADO           80228
     (Address of Principal Executive      (Zip Code)
      Offices)

              Registrant's Telephone Number, including Area Code:
                        (303) 988-3122


                             N/A
     (Former name, former address, and formal fiscal year, if changed since last report)

                         ITEM 2.  ACQUISITION OF ASSETS

     In November 1996, the Company purchased from Plains Petroleum Operating Company, a wholly-owned subsidiary of Barrett Resources Corporation ("Barrett"), its 40% working interest in the Eagle Springs field, including related wells, fixtures, facilities, and equipment, effective as of August 1, 1996. With this purchase of the 40% minority interest, the Company will own 100% of the working interest in this field in which it is conducting an ongoing development program. The purchase price for the 40% working interest was $2.5 million, with adjustments for oil sales, oil inventory, operating expenses, and accrued unpaid property and production taxes after that date for a net amount of approximately $2.4 million delivered at the closing of the transaction on November 15, 1996. The purchase of the working interest was pursuant to the Company's exercise of its right of first refusal to purchase such interest on the same terms as offered by Barrett to third parties and was the result of arm's length negotiations.

     The source of funds for the acquisitions was approximately $1.4 million from net proceeds received from the sale of equity securities during the fourth fiscal quarter and $1 million drawn under the Company's recently established bank credit facility with Colorado National Bank, Denver, Colorado. (See the Company's quarterly report on form 10-Q for the quarter ended September 30, 1996.)

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) & (b)   Financial statements of businesses acquired and Pro Forma financial information.

     At the time of filing this report, it was impracticable for the Registrant to provide historical financial statements and pro forma financial information respecting the acquired assets. Such financial statements and pro forma financial information will be filed by the Registrant under cover of an amendment to this report as soon as practicable, but not later than 60 days after this report on form 8-K is due.


(c)     Exhibits.  The following exhibit is included as part of this report:


             SEC
Exhibit   Reference
Number     Number            Title of Document           Location
-------------------------------------------------------------------


 2.01         2      Purchase and Sale Agreement        Original
                       dated November 14, 1996,         Filing
                       between Plains Petroleum
                       Operating Company and Eagle
                       Springs Production Limited
                       Liability Company, respecting
                       the purchase of Plains'
                       interest in the Eagle Springs
                       field, with related
                       Assignment, Conveyance, and
                       Bill of Sale

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 1997

                                FORELAND CORPORATION


                                By: /s/ N. Thomas Steele, President